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THE MEXICO FUND, INC.
--------------------------------------------------------------------------------

 DIRECTORS:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Agustin Santamarina V.
 Jaime Serra Puche

 OFFICERS:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer

 INVESTMENT ADVISER --
 Impulsora del Fondo Mexico, S.A. de C.V.

 CUSTODIAN AND TRUSTEE --
 Bancomer, S.A.

 TRANSFER AGENT AND REGISTRAR --
 American Stock Transfer & Trust Company

 COUNSEL --
 Dechert Price & Rhoads
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.


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                 [LOGO OF THE MEXICO FUND, INC. APPEARS HERE]

                                   THE MEXICO
                                   FUND, INC.

                                  (Unaudited)
            -------------------------------------------------------
                                Quarterly Report
                                January 31, 1998

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                             www.themexicofund.com
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

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THE MEXICO FUND, INC.
FIRST QUARTER REPORT
JANUARY 31, 1998
HIGHLIGHTS
 .  The Fund's first quarter of fiscal 1998 ended January 31, 1998.

 . During this fiscal period, most international financial markets, including the Mexican market, were negatively affected as a consequence of the eco-nomic crisis suffered by several Asian countries and the significant decline of international oil pric-es.

 . The Mexican authorities continue to take protective measures to counteract the negative effects generated by these factors.

 . The Fund's net asset value (NAV) and price per share decreased 2.0% and 0.5%, respectively, during this first fiscal quarter, compared with a 2.4% decline for the Mexican Stock Exchange ("Bolsa") index.

 . At the end of January 1998, the Fund's NAV and price per share closed at $22.49 and $18, respectively, reflecting a market discount of nearly 20%.

 . Consistent with its duty to act in the best interests of the Fund and its shareholders, the Fund's Board of Directors continuously explores possibili-ties for reducing the discount between the Fund's market price and NAV per share.

 . Total volume of Fund shares traded on all US consolidated markets during this fiscal quarter amounted to 15.3 million, compared with 50.5 million shares outstanding at the end of January 1998.

 . The rate of exchange of the Mexican peso against the dollar ended this quar-ter at Ps.8.451, compared with Ps.8.394 at the end of fiscal 1997. During March 1998, the rate of exchange fluctuated around Ps.8.60.

 .  During calendar 1997, the Mexican gross domestic product ("GDP") increased
   7.0% in real terms.

 . Mexico's annual inflation rate at the end of calendar 1997 registered 15.7%, compared with 27.7% one year earlier.

 . The Mexican current account deficit in 1997 amounted to $7.3 billion, equiv-alent to nearly 1.8% of GDP.

 .  Interest rates for the 28-day Cetes (treasury bills) ended January 1998 at
   17.33%, compared with 20.94% three months earlier.

 .  The Fund's Annual Meeting of Shareholders was held on February 27, 1998.

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THE MEXICO FUND, INC
TO OUR SHAREHOLDERS:
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ECONOMIC COMMENTS
 The Mexican economy continued to grow in a highly positive way. During calen-dar 1997, Mexico's GDP increased 7.0% in real terms, compared with 1996, the highest growth rate achieved by Mexico in the last 16 years. The industrial sector registered the most dynamic performance with a 9.3% growth rate, and within this sector, the manufacturing industry grew 9.8% and the construction industry 10.2%. The services sector grew 6.8% and the primary activities sec-tor (agriculture, livestock and fishery) grew 1.4%. Mexico's GDP at the end of 1997 was approximately $400 billion, equivalent to a per capita GDP of approx-imately $4,210. The Mexican authorities estimate a GDP growth of nearly 5.0% in 1998.

 The decline experienced by international oil prices since 1997, driven by higher production levels and lower demand from Asian and other countries, has created concerns about Mexico's public sector finances. Oil revenues and re-lated tax revenues represented approximately 38% of the Mexican government's budgetary income during 1997. The price of the Mexican oil mix has recently decreased as much as 47%, from $17 per barrel in June 1997 to less than $9.00 per barrel in late March 1998. Although oil prices have risen somewhat from the late March low, the Mexican authorities have reduced their 1998 estimated average price of the Mexican oil mix from $15.80 per barrel, their estimate at the end of 1997, to $12.50 per barrel as of late March 1998. Lower interna-tional oil prices partially explain the country's higher trade balance defi-cits experienced since December 1997 and the relative decline in the value of the peso during February and March 1998. The Mexican current account deficit in 1997 amounted to $7.45 billion, equivalent to nearly 1.8% of GDP. The Mexi-can authorities estimate that during 1998 the trade balance will be negative and the current account deficit will increase to approximately 3.0% of GDP.

 As preventive measures, the Mexican authorities have announced two budget re-ductions to compensate for lower oil income in order to maintain the antici-pated 1998 fiscal deficit equivalent to 1.25% of GDP. Together, the two budget cuts, which were announced in January and March 1998, amount to approximately Ps. 26.25 billion, equivalent to 0.7% of GDP and to 3.5% of total budgetary income for 1998. Additionally, on March 11, 1998, Banco de Mexico (central bank) decided to change its monetary policy from neutral to restrictive. Higher interest rates have resulted from this action, which are intended to stimulate investment in peso-denominated instruments and reduce pressures on the currency market. Under this restrictive monetary policy, Banco de Mexico intends to attain an annual inflation rate of 12% at the end of 1998.

 Mexico's inflation rates continued to decline. Measured by the increase of the consumer price index (CPI), the annual inflation rate registered 15.7% at the end of 1997, compared with 27.7% one year earlier. Inflation rates during the first two months of 1998 were lower than one year before but were higher than anticipated. For the last 12 months ended February 28, 1997, the infla-tion rate was 15.4%.

 Domestic interest rates decreased during the first fiscal period. The inter-est rate of the 28-day Cetes declined from 20.94% at the end of October 1997, to 17.33% at the end of this fiscal quarter. However, due to the economic events discussed above, the interest rate of the 28-day Cetes increased to 21.52% on March 17, 1998.

 The Mexican currency market remained stable during the first fiscal period but the value of the peso against the dollar weakened during February and March 1998. The rate of exchange increased less than 1% during this fiscal pe-riod, from Ps.8.394 to Ps.8.451 per dollar. However, similar to the increase experienced by domestic interest rates, the exchange rate increased to approx-imately Ps. 8.60 in mid-March 1998 as a result of the events discussed above.

THE BOLSA AND THE FUND PERFORMANCE.
 During calendar 1997, the Mexican Stock Exchange ("Bolsa") was one of the best market performers in the world, with an increase of 52% in US dollar terms. The Bolsa experienced a correction trend during the first two months of calendar 1998. During the Funds first fiscal period of 1998,

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the Bolsa index declined 2.4%, and for the first two months of calendar 1998, declined 13.5%, both in dollar terms.

 Similar to the performance of the Bolsa, the Fund's market price and NAV per share increased 43.4% and 47.8% during calendar 1997, respectively, but de-creased 0.5% and 2.0%, respectively, during the first fiscal period of 1998. However, the long-term performance of the Fund has continued to be positive. For the last ten years ended February 27, 1998, the Fund's market price and NAV increased 322% and 490%, respectively, equivalent to annual compounded re-turns of 15.5% and 19.4%, respectively. At the end of February 1998, the Fund's market price per share was $17 13/16 and the NAV per share closed at $22.87, which is equivalent to a market discount of 22.11%.

 The Fund's Board of Directors reviews the discount of the Fund's share price relative to NAV on a regular basis, and considers all possible alternatives to enhance market value to benefit the Fund's shareholders. In the past the Fund engaged in stock repurchases and tender offers, but they were only temporarily successful in reducing the discount. In addition, the Fund currently retains an information agent, disseminates quarterly reports and has implemented an internet site to improve communications with shareholders and the investing public. Further, the Fund's investment adviser produces a monthly report on the Mexican economy, the Fund and the Bolsa. As you may be aware, however, most country and regional closed-end funds today trade at a discount and the Fund's management believes that the Fund's discount reflects this general mar-ket tendency and not market sentiment towards the Fund specifically. The Fund's Board of Directors continues to believe that the closed-end format is the most appropriate for a fund investing exclusively in the Mexican equity market, and that this format has contributed significantly to the overall to-tal return and performance record of the Fund and is in the best long-term in-terests of the Fund's shareholders.

 The Fund continues to invest in companies that the investment adviser be-lieves offer attractive investment opportunities resulting from the dynamic recovery of the domestic economy in Mexico. Some companies in the construc-tion, housing and retail sectors, among others, will continue to be the main investment target of the Fund. Additionally, the Fund may continue to invest in some attractive medium- and small-cap companies and monitors others that could soon be listed on the Bolsa.

 Fund shares have maintained high levels of liquidity on the NYSE. During this fiscal period, a total of 15.3 million shares were traded on all US consoli-dated markets, compared with 50.5 million shares outstanding. During calendar 1997, the total volume of shares traded amounted to 64.59 million, compared with 49.72 million outstanding.

ANNUAL SHAREHOLDER MEETING
 The Annual Meeting of Shareholders of the Fund was held on February 27, 1998, in New York City. There were 83.3% of the outstanding shares present at the meeting in person or by proxy and shareholders approved the following propos-als: i) the reelection of Jose Luis Gomez Pimienta, Claudio X. Gonzalez and Robert L. Knauss as directors of the Fund; ii) the ratification of Arthur An-dersen LLP as the Fund's independent auditors; iii) an amendment to the Fund's Articles of Incorporation to permit the termination of the Trust through which the Fund currently carries out its investment operations; and iv) an amendment to the Fund's fundamental policy on making loans to give the Fund the neces-sary flexibility to engage in securities lending activities, which may benefit the Fund and its shareholders by generating additional income for the Fund.

 The specific results of the meeting were as follows:

                                                            VOTES     VOTES
                                               VOTES FOR   AGAINST  ABSTAINED
                                               ---------- --------- ---------
1. Election of:
 Mr. Gomez Pimienta                            38,361,953       --       --
 Mr. Gonzalez                                  40,543,878       --       --
 Mr. Knauss                                    40,611,572       --       --
2. Ratification of Arthur Andersen LLP         40,534,677   674,817  233,882
3. Amendment of the Articles of Incorporation
   to terminate the Trust                      39,540,034   813,427  476,398
4. Amendment to fundamental policy on making
   loans                                       25,067,183 1,101,681  891,005

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DIVIDEND REINVESTMENT PLAN
 The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the rein-vestment of net investment income and capital gain distributions. UNDER THE TERMS OF THE PLAN, FUND SHAREHOLDERS ARE AUTOMATICALLY ENROLLED AS PARTICI-PANTS IN THE PLAN. IF YOU DO NOT WISH TO PARTICIPATE IN THE PLAN, PLEASE CON-TACT THE PLAN AGENT. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any frac-tional share. At a shareholder's request, the Plan Agent will sell the partic-ipant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive dis-tributions in cash. The Plan provides a convenient way to increase your hold-ings in the Common Stock through the reinvestment of distributions.

 Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the "valuation date"), the market price of the Com-mon Stock plus estimated brokerage commission is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro rata portion of brokerage commissions on all open market purchases.

 If your shares are registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the share-holder not participated in the Plan.

 If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

 American Stock Transfer & Trust Company
 Attention: Dividend Reinvestment Department
 40 Wall Street
 New York, NY 10005
 936-5100

COMMUNICATIONS WITH SHAREHOLDERS
 For the benefit of the Fund's shareholders and the investing public, the Fund has created a Web Site that contains, among other information, a daily update of the Fund's NAV per share, market price, discount or premium, and total net asset level. We invite shareholders and individuals interested in information about the Fund to consult the Fund's Web Site at the following Internet ad-dress:

                             WWW.THEMEXICOFUND.COM

 The Adviser prepares a Monthly Summary Report with information relating to the Fund, as well as other indicators of the Mexican economy and the Bolsa. This report is available, free of charge, on the Fund's Web Site, or by mail, if requested by writing to the Adviser at:

  IMPULSORA DEL FONDO MEXICO, SA DE CV.
  77 Aristoteles St., 3rd Floor
  11560, Mexico, D.F.
  MEXICO

 Additionally, the Fund has made arrangements to improve communications with Fund shareholders and the investing public through a toll free telephone num-ber and a liaison office. Upon request,

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--------------------------------------------------------------------------------
this office will be pleased to provide you with the Fund's current NAV, quar-terly reports and other materials available from the Fund. The office will also be able to direct your inquiries regarding other Fund matters to the appropri-ate firms or individuals. Please refer your information requests to:

 GEORGESON & COMPANY INC.
 Manor Complex--Suite 1300
 564 Forbes Avenue
 Pittsburgh, PA 15219
 (800) 224-4134
Sincerely yours,

LOGO                  LOGO
JOSE LUIS GOMEZ       JUAN GALLARDO T.
PIMIENTA              Chairman of the Board
President
March 25, 1998.
               THE FUND'S GERMAN DOMESTIC TAX REPRESENTATIVE IS:
                                ARTHUR ANDERSEN
                        Wirtschaftsprufungsgesellschaft
                        Steuerberatungsgesellschaft mbH
                            Mergenthalerallee 10-12
                          65760 Eschborn/Frankfurt/M.
                                 Postfach 53 23
                          65728 Eschborn/Frankfurt/M.
                                    Germany
                             Telefon 06196-99-6264
                             Telefax 06196-99-6419

                            SHAREHOLDER INFORMATION

   Daily NAV and market price for the Fund's shares are available on the Fund's Web site at:
                             WWW.THEMEXICOFUND.COM
   Weekly comparative NAV and market price information about the Fund's shares is published in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". Daily market price for the Fund's shares is published in the New York Stock Exchange Composite Transactions under the designations "MexFd" or "MexicoFd". The Fund's New York Stock Exchange trading symbol is MXF. The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange.

   For current NAV information or copies of reports, call (800) 224-4134. For information about dividends and shareholder accounts, call Shareholder Services (212) 936-5100.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                   PERCENT
                         SHARES                                         VALUE      OF NET
 INDUSTRIES      DIV      HELD      COMMON STOCK (96.92%)    SERIES    (NOTE 1)    ASSETS
------------------------------------------------------------------------------------------
 CEMENT
  INDUSTRY              7,327,000 Apasco, S.A. de C.V. ...      *   $   48,551,887   4.27%
                   (a) 13,331,958 Cemex, S.A. de C.V. ....    CPO       48,746,598   4.30
                                  Corporacion Moctezuma,
                   (a)  4,840,000  S.A. de C.V. ..........     B2        5,383,505   0.47
                                                                    --------------  -----
                                                                       102,681,990   9.04
------------------------------------------------------------------------------------------
                                  Carso Global Telecom,
 COMMUNICATIONS        10,036,994  S.A. de C.V. ..........     A1       33,848,578   2.98
                   (a)  1,268,200 Grupo Televisa, S.A. ...    CPO       20,093,714   1.77
                                  Telefonos de Mexico,
                       10,000,000  S.A. de C.V. ..........      A       24,434,978   2.15
                                  Telefonos de Mexico,
                       10,000,000  S.A. de C.V. ..........      L       24,789,966   2.18
                                                                    --------------  -----
                                                                       103,167,236   9.08
------------------------------------------------------------------------------------------
                                  Consorcio ARA, S.A. de
 CONSTRUCTION      (a)  1,800,000  C.V. ..................      *        7,880,724   0.69
                                  Consorcio Hogar, S.A. de
                   (a)  2,100,000  C.V. ..................      B        4,224,352   0.38
                                  Corporacion Geo, S.A. de
                   (a)  1,900,000  C.V. ..................      B       10,049,698   0.88
                                  Empresas ICA, Sociedad
                                   Controladora, S.A. de
                       10,747,992  C.V. ..................      *       24,062,479   2.12
                                                                    --------------  -----
                                                                        46,217,253   4.07
------------------------------------------------------------------------------------------
                                  Coca-Cola Femsa, S.A. de
 CONSUMER GOODS        10,290,000  C.V. ..................      L       19,359,957   1.70
                                  Pasteleria Francesa,
                   (a)  5,000,000  S.A. de C.V. ..........      *        1,952,432   0.17
                                  Fomento Economico
                                   Mexicano, S.A. de
                        8,182,000  C.V. ..................      B       53,152,503   4.68
                                  Grupo Azucarero Mexico,
                   (a)  2,930,000  S.A. de C.V. ..........      B        1,830,600   0.16
                                  Grupo BAFAR, S.A. de
                   (a)    940,000  C.V. ..................      B        1,312,507   0.12
                                  Grupo Continental,
                        7,453,000  S.A. ..................      *       23,105,976   2.03
                                  Grupo Industrial Bimbo,
                        8,103,000  S.A de C.V. ...........      A       79,582,180   7.01
                                  Grupo Industrial Maseca,
                       17,097,000  S.A. de C.V. ..........      B       13,028,598   1.15
                                  Grupo Modelo, S.A. de
                        9,275,000  C.V. ..................      C       75,727,725   6.67
                                  Industrias Bachoco, S.A.
                   (a)  1,383,000  de C.V. ...............    UBL        3,878,488   0.34
                                  Jugos del Valle, S.A. de
                   (a)    818,000  C.V. ..................      B          871,139   0.08
                        5,000,000 Sistema Argos, S.A. ....      B        7,513,904   0.66
                                                                    --------------  -----
                                                                       281,316,009  24.77
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 FINANCIAL                        Grupo Financiero Banamex
  GROUPS           (a)  5,700,000  Accival, S.A. de C.V. .      B       15,310,614   1.35
                                  Grupo Financiero
                   (a) 19,201,000  Bancomer, S.A de C.V. .      B       10,269,615   0.90
                                  Grupo Financiero BBV-
                                   Probursa, S.A. de
                   (a)  7,000,000  C.V. ..................      B        1,582,061   0.14
                                  Grupo Financiero
                        4,077,000  Inbursa, S.A. de C.V. .      B       12,977,316   1.14
                                  Grupo Financiero
                                   Inverlat Recovery
                (a)(b)  1,412,500  Trust .................     BC              --    0.00
                                                                    --------------  -----
                                                                        40,139,606   3.53
------------------------------------------------------------------------------------------
 HOLDINGS              10,000,001 Alfa, S.A. de C.V. .....      A       53,248,142   4.69
                                  Corporacion
                                   Interamericana de
                   (a)  1,500,000  Entretenimiento, S.A. .      B        9,850,905   0.87
                        3,895,000 Cydsa, S.A. ............      A        8,425,109   0.74
                        1,789,190 Desc, S.A. de C.V. .....      A       13,549,658   1.19
                        6,506,190 Desc, S.A. de C.V. .....      B       47,347,141   4.17
                                  Grupo Carso, S.A. de
                        8,320,000  C.V. ..................     A1       48,831,144   4.30
                                  Grupo Imsa, S.A. de
                        3,519,000  C.V. ..................    UBC        7,603,472   0.67
                                  Sanluis Corporacion,
                        3,100,000  S.A. de C.V. ..........    CPO       19,808,307   1.74
                        4,496,237 Vitro, S.A. ............      *       17,078,358   1.50
                                                                    --------------  -----
                                                                       225,742,236  19.87
------------------------------------------------------------------------------------------

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THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF JANUARY 31, 1998 (UNAUDITED) -- (CONTINUED)
-------------------------------------------------------------------------------

                                                                                  PERCENT
                                                                      VALUE       OF NET
 INDUSTRIES     DIV SHARES HELD COMMON STOCK (CONTINUED)   SERIES    (NOTE 1)     ASSETS
-----------------------------------------------------------------------------------------
 IRON & STEEL                   Altos Hornos de Mexico,
  INDUSTRY      (a)   3,661,000  S.A. de C.V. ..........      *   $    6,887,930    0.61%
                                Grupo Simec, S.A. de
                (a)   3,125,000  C.V. ..................      B          658,206    0.05
                      3,837,000 Hylsamex, S.A. de C.V. .    BCP       17,389,315    1.53
                                Industrias CH, S.A. de
                (a)   1,640,000  C.V. ..................      B        6,423,382    0.57
                                Tubos de Acero de
                (a)     889,000  Mexico, S.A. ..........      *       14,674,654    1.29
                                                                  --------------  ------
                                                                      46,033,487    4.05
-----------------------------------------------------------------------------------------
 MINING                         Grupo Mexico, S.A. de
  INDUSTRY            7,160,000  C.V. ..................      B       23,553,189    2.07
                                Industrias Penoles, S.A
                      4,000,000  de C.V. ...............      *       15,051,473    1.33
                                                                  --------------  ------
                                                                      38,604,662    3.40
-----------------------------------------------------------------------------------------
                                Kimberly-Clark de
 PAPER               21,000,000  Mexico, S.A. de C.V. ..      A       90,823,571    8.00
-----------------------------------------------------------------------------------------
                                ACER Computec Latino
 RETAIL TRADE   (a)   2,120,000  America, S.A. de C.V. .      *        4,224,447    0.37
                     16,232,807 Cifra, S.A. de C.V. ....      C       27,467,654    2.42
                     37,723,784 Cifra, S.A. de C.V. ....      V       68,653,627    6.04
                                Controladora Comercial
                                 Mexicana, S.A. de
                     16,300,000  C.V. ..................    UBC       19,634,836    1.73
                (a)   1,747,000 ECE, S.A. de C.V. ......      *        2,058,942    0.19
                                Grupo Corvi, S.A. de
                (a)   3,000,000  C.V. ..................    UBL        1,409,301    0.12
                                                                  --------------  ------
                                                                     123,448,807   10.87
-----------------------------------------------------------------------------------------
                                Corporacion Mexicana de
                                 Restaurantes, S.A. de
 SERVICE        (a)   7,822,000  C.V. ..................      B        2,684,156    0.24
-----------------------------------------------------------------------------------------
                                TOTAL COMMON STOCK
                                 (Identified Cost--
                                 $569,800,638)..........           1,100,859,013   96.92
-----------------------------------------------------------------------------------------
                                                                                  PERCENT
                       FACE       SHORT-TERM SECURITIES               VALUE       OF NET
 SECURITIES            VALUE             (3.30%)                     (NOTE 1)     ASSETS
-----------------------------------------------------------------------------------------
                    $37,504,246 Bancomer, S.A., 16.60%,
                                 dated 01/30/98, due
                                 02/02/98, repurchase
                                 price $37,556,127
 REPURCHASE                      collateralized by
 AGREEMENTS                      Udibonos...............          $   37,504,246    3.30%
-----------------------------------------------------------------------------------------
                                TOTAL SHORT-TERM
                                 SECURITIES (Identified
                                 Cost--$37,504,246).....              37,504,246    3.30
-----------------------------------------------------------------------------------------
                                TOTAL INVESTMENTS
                                 (Identified Cost--
                                 $607,304,884)..........           1,138,363,259  100.22
                                LIABILITIES IN EXCESS OF
                                 OTHER ASSETS...........              (2,493,951)  (0.22)
                                                                  --------------  ------
                                NET ASSETS (Equivalent
                                 to $22.49 Per Share on
                                 50,506,925 Shares of
                                 Capital Stock
                                 Outstanding)...........          $1,135,869,308  100.00%
                                                                  --------------  ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 8 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES AS OF JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments:
 Mexican securities, at value (Note 1):
 Common stock (identified cost -- $569,800,638)..  $1,100,859,013
 Short-term securities (identified cost --
   $37,504,246)..................................      37,504,246
                                                   --------------
  Total investments (identified cost --
    $607,304,884)................................                 $1,138,363,259
Interest receivable..............................                         17,294
                                                                  --------------
  Total assets...................................                  1,138,380,553
                                                                  --------------
LIABILITIES:
Payables:
 Investment adviser (Notes 2 and 3)..............         794,750
 Trustee (Note 4)................................          10,857
                                                   --------------
  Total payables.................................                        805,607
Payables for securities purchased................                      1,171,249
Accrued expenses and other liabilities...........                        534,389
                                                                  --------------
  Total liabilities..............................                      2,511,245
                                                                  --------------
NET ASSETS -- Equivalent to $22.49 Per Share on
 50,506,925 shares of capital stock outstanding
 (Note 6)........................................                 $1,135,869,308
                                                                  ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)  FOR THE THREE MONTHS ENDED JANUARY 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
Income (Note 1):
 Dividends.........................................  $    946,099
 Interest and discount earned......................     2,064,580
                                                     ------------
 Total income......................................                $  3,010,679
Expenses:
 Investment advisory fee (Note 2)..................     2,011,895
 Administrative services (Note 3)..................        87,500
 Trustee fee (Note 4)..............................        28,681
 Value-added taxes (Note 1)........................       323,856
 Printing, distribution and mailing of shareholder
  reports..........................................        81,880
 Legal fees........................................        28,021
 Directors' fees...................................        36,340
 Directors' expenses...............................         6,277
 Accounting and audit fees.........................        25,944
 Custodian fees....................................        12,500
 Transfer agent and dividend disbursing fees.......         5,250
 Shareholders' information.........................        11,133
 Stock exchange fees...............................         8,832
 Miscellaneous.....................................        69,645
                                                     ------------
 Operating expenses................................                   2,737,754
                                                                   ------------
 Net investment income (Note 1)....................                     272,925
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign
 currency transactions (Notes 1 and 5):
 Proceeds from sales...............................    17,486,540
 Cost of securities sold...........................    33,516,244
                                                     ------------
 Net realized loss on investments..................   (16,029,704)
 Net realized loss from foreign currency
  transactions.....................................    (1,295,049)
                                                     ------------
 Net realized (loss) on investments and foreign
  currency transactions............................                 (17,324,753)
Net increase (decrease) in unrealized gain (loss)
 on investments and translation of assets and
 liabilities in foreign currency:
INVESTMENTS:
 End of period (Note 5)............................   531,058,375
 Beginning of period...............................   532,153,219
                                                     ------------
 Net decrease in unrealized gain on investments....    (1,094,844)
TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN
 CURRENCY:
 End of period.....................................    (2,093,075)
 Beginning of period...............................    (2,763,362)
                                                     ------------
 Net decrease in unrealized loss on translation of
  assets and liabilities in foreign currency.......       670,287
                                                     ------------
 Net decrease in unrealized gain on investments and
  translation of assets and liabilities in foreign
  currency.........................................                    (424,557)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS........................................                $(17,476,385)
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                             FOR THE
                                        THREE MONTHS ENDED       FOR THE
                                         JANUARY 31, 1998       YEAR ENDED
                                           (UNAUDITED)       OCTOBER 31, 1997
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income.................    $      272,925      $   20,012,313
Net realized (loss) gain on
 investments and foreign currency
 transactions.........................       (17,324,753)         50,449,917
Net decrease in unrealized gain on
 investments and translation of assets
 and liabilities in foreign currency..          (424,557)        255,566,988
                                          --------------      --------------
Net (decrease) increase in net assets
 resulting from operations............       (17,476,385)        326,029,218
Dividends to shareholders from net
 investment income....................               --          (18,889,938)
Dividends to shareholders from net
 realized gain on investments.........       (29,625,602)           (996,424)
Net increase in capital stock (Note
 6)...................................        15,078,787                 --
                                          --------------      --------------
 Total (decrease) increase in net
  assets..............................       (32,023,200)        306,142,856
NET ASSETS:
Beginning of period...................     1,167,892,508         861,749,652
                                          --------------      --------------
End of period.........................    $1,135,869,308 (A)  $1,167,892,508 (A)
                                          ==============      ==============

See Notes to Financial Statements.
(A) Including accumulated net investment loss of $(8,182,747) as of January 31,1998 and $(7,160,623) as of October 31, 1997.

--------------------------------------------------------------------------------

                           FOR THE
                         THREE MONTHS
                            ENDED
                         JANUARY 31,              FOR THE YEAR ENDED OCTOBER 31,
THE MEXICO FUND, INC.        1998       ---------------------------------------------------------
FINANCIAL HIGHLIGHTS     (UNAUDITED)       1997       1996      1995         1994         1993
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....  $    23.49    $    17.33  $  13.80  $  33.48    $    28.88   $    24.91
                          ----------    ----------  --------  --------    ----------   ----------
 Net investment income
  (Note 1)..............        0.01**        0.40      0.50      0.59**        0.21**       0.58**
 Net (loss) gain on
  investments and
  translation of foreign
  currency (Note1)......       (0.36)**       6.16      3.46    (19.21)**       4.89**       8.77**
                          ----------    ----------  --------  --------    ----------   ----------
Total from investments
 operations.............       (0.35)**       6.56      3.96    (18.62)**       5.10**       9.35**
                          ----------    ----------  --------  --------    ----------   ----------
Less dividends and
 distributions:
 Dividends to common
  shareholders from net
  investment income.....         --          (0.38)    (0.43)      --          (0.27)       (0.49)
 Distributions to common
  shareholders from net
  capital gains.........       (0.60)        (0.02)      --      (0.01)        (0.23)       (2.48)
                          ----------    ----------  --------  --------    ----------   ----------
Total dividends and
 distributions..........       (0.60)        (0.40)    (0.43)    (0.01)        (0.50)       (2.97)
                          ----------    ----------  --------  --------    ----------   ----------
 Tax return of capital..         --            --        --      (0.05)          --           --
                          ----------    ----------  --------  --------    ----------   ----------
 Capital charge
  resulting from
  issuance of fund
  shares................       (0.05)          --        --      (1.00)          --         (2.41)
                          ----------    ----------  --------  --------    ----------   ----------
 Net asset value, end of
  period................  $    22.49    $    23.49  $  17.33  $  13.80    $    33.48   $    28.88
                          ==========    ==========  ========  ========    ==========   ==========
 Market value per share,
  end of period.........  $    18.00    $    18.69  $  14.13  $  12.25    $    31.38   $    27.00
                          ==========    ==========  ========  ========    ==========   ==========
TOTAL INVESTMENT RETURN
 BASED ON MARKET VALUE
 PER SHARE..............      (0.49%)       35.03%    18.77%   (60.79%)       15.39%       27.41%
RATIOS TO AVERAGE NET
 ASSETS:
 Expenses...............       0.89%*        0.91%     1.00%     1.14%         0.92%        1.08%
 Net investment income..       0.09%*        1.80%     2.93%     3.24%         0.63%        2.27%
SUPPLEMENTAL DATA:
 Net assets at end of
  period (in 000's).....  $1,135,869    $1,167,893  $861,750  $685,896    $1,248,094   $1,075,948
 Portfolio turnover
  rate..................       0.34%         7.58%     9.57%    10.61%         3.89%        5.14%
 Average Commission Rate
  Paid..................  $   0.0018    $   0.0034  $ 0.0026

--------
*Annualized
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

                                                     (AMOUNTS IN THOUSANDS,
                                                   EXCEPT PER SHARE AMOUNTS)
                                                   ------------------------------
                                                         QUARTER ENDED
                                                           01/31/1998
                                                   ------------------------------
                                                       TOTAL        PER SHARE
                                                   --------------  --------------
Investment Income................................. $        3,011   $     0.06
Net Investment Income............................. $          273   $     0.01
Net realized loss on investments.................. $      (16,030)  $    (0.32)
Net realized loss from foreign currency
 transactions..................................... $       (1,295)  $    (0.03)
Net decrease in unrealized gain on investments.... $       (1,095)  $    (0.02)
Net decrease in unrealized loss on translation of
 assets and liabilities in foreign currency....... $          670   $     0.01
Net asset value................................... $    1,135,869   $    22.49

--------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
NOTES TO FINANCIAL STATEMENTS--
JANUARY 31, 1998 (UNAUDITED)
-------------------------------------------------------------------------------

1. OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES:

 The Fund is registered under the Investment Company Act of 1940 as a diversi-fied, closed-end management investment company. The investment objective of the Fund is to seek long term capital appreciation through investment in secu-rities, primarily equity but also fixed income securities, listed on the Mexi-can Stock Exchange. On July 17, 1991, the Board of Directors voted to change the year-end of the Fund from May 31 to October 31.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the last sale price. Short-term securities are carried at cost, plus accrued interest, which approximates market value.

 Foreign Currency -- The Fund has adopted the provisions of Statement of Posi-tion 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the period ended October 31, 1995. The Fund has elected not to restate prior periods. The adoption of this SOP results in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of net investment income, to net realized gain (loss) on investments and foreign currency trans-actions, and the inclusion of unrealized gain (loss) on translation of cur-rency into unrealized appreciation (depreciation) of investments and transla-tion of assets and liabilities in foreign currencies.

 The market value of Mexican securities, currency holdings and other assets and liabilities denominated in "Peso (Ps.)" were recorded in the financial statements after translation into U.S. dollars based on the open market ex-change rate prevailing in Mexico City at the end of the period. The open mar-ket exchange rate at January 31, 1998 was Ps. 8.451 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Reported net realized foreign exchange gains or losses arise from sales and of short-term securities in exchange of property, payment of services or func-tional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions,

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
the difference between the amounts of dividends, interest, and foreign with-holding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amount actually received or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks at fiscal year end, resulting from changes in the exchange rate.

 Security transactions and investment income --Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Repurchase Agreements -- The repurchase agreements are traded with approved institutions, and are collateralized by Mexican Government securities. The Fund takes possession of the collateral and monitors the credit standing of counterparties with whom it enters repurchase agreements.

 Realized gains and losses on investments --Realized gains and losses on in-vestments are determined on the identified cost basis.

 Taxes -- No provision has been made for U.S. income taxes for the three months ended January 31, 1998, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is not subject to Mexican income taxes. The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes if applicable.

2. INVESTMENT ADVISORY AGREEMENT:

 The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 mil-lion.

3. ADMINISTRATIVE SERVICES AGREEMENT:

 Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain administrative services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and rec-ords in accordance with applicable U.S. and Mexican Laws and the provision of assistance to the Fund's auditors in the preparation and filing of annual re-ports and tax returns. The term of this agreement was renewed until August 31, 1998. The annual fee payable to the Adviser under this agreement is $350,000.

4. TRUST AGREEMENT AND TRUSTEE:

 At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer") as the trustee for the Mexican Trust through which the Fund invests. The Fund also obtained the approval of the Comision Nacional

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Bancaria y de Valores and the Mexican Foreign Investment Commission to permit Bancomer to become the trustee. Under this new arrangement, effective October 5, 1995, Bancomer receives an amount denominated in Mexican pesos for three years, subject to a monthly increase linked to the Mexican Consumer Price In-dex, payed monthly on a cumulative basis, which for the three months ended January 31, 1998, amounted to $28,681.

5. PURCHASES AND SALES OF INVESTMENTS:

 Purchases and sales of investments, excluding short-term securities, for the three months ended January 31, 1998 were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock....................................................... $ 4,022,640
                                                                    -----------
  Total Purchases.................................................. $ 4,022,640
                                                                    ===========
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock....................................................... $17,486,540
                                                                    -----------
  Total Sales...................................................... $17,486,540
                                                                    ===========

 As of January 31, 1998, net unrealized gain on investments in common stocks for Federal income tax purposes aggregated to approximately $531 million, of which approximately $572 million related to appreciated securities and approx-imately $41 million related to depreciated securities. The aggregate cost of investments in common stocks at January 31, 1998 for Federal income tax pur-poses was approximately $570 million.

6. CAPITAL STOCK:

 At January 31 1998, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 50,758,750 shares were issued, 50,506,925 shares were outstanding and 251,825 shares were held in treasury.

 Starting with the distribution made to shareholders on July 30, 1993, the Fund offered a Dividend Reinvestment Plan ("Plan"). Under this Plan, the Com-pany sold, in fiscal year 1995, 4,571 shares of common stock held in treasury which amounted to $89,706.

 The Plan was amended by the Board of Directors at the December 7, 1994 Board Meeting. The new Plan became effective April 1, 1995. Under the terms of the amended Plan, Fund shareholders automatically will be enrolled as participants in the Plan unless they notify the Fund otherwise.

 On December 10, 1997, the Board of Directors declared a stock dividend of $29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore the Company issued 791,018 shares, which amounted to $15,078,787.

 As of January 31, 1998, net assets were comprised of the following:

Common Stock................................................ $   50,506,925
Additional paid-in capital..................................    576,466,300
Accumulated net investment loss.............................     (8,182,747)
Accumulated net realized loss on investments................    (11,886,470)(A)
Unrealized appreciation of investments and depreciation on
 translation of assets and liabilities in foreign currency..    528,965,300
                                                             --------------
                                                             $1,135,869,308
                                                             ==============

-------
(A) Including $4,143,234 of capital gains, net of income taxes paid in 1991, which will not be distributed.

 Accumulated net realized (losses) from foreign currency transactions have been netted against un-

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
distributed net investment income to be consistent with the tax treatment for distributions from net investment income per the Code.

7. CAPITAL GAINS:

 Net realized gains from security transactions, if any, are distributed annu-ally to shareholders. Capital loss carryforwards will be used to offset future capital gains available for distribution. The Fund had net capital loss carryforwards at January 31, 1998 of approximately $16,030,000 expiring in 2006.

8. INVESTMENTS:

 As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capi-tal stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled. The Fund has re-ceived an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the mar-ket value of the Fund's holdings in the Recovery Trust at $0 as of January 31, 1998, due to the uncertainty regarding its ultimate realization.